SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant |x|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              CONGOLEUM CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1) Title of each class of securities to which transaction applies:

      --------------------------------------------------------------------------
      2) Aggregate number of securities to which transaction applies:

      --------------------------------------------------------------------------
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      --------------------------------------------------------------------------
      4) Proposed maximum aggregate value of transaction:

      --------------------------------------------------------------------------
      5) Total fee paid:

      --------------------------------------------------------------------------

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:

      --------------------------------------------------------------------------
      2) Form, Schedule or Registration Statement No.:

      --------------------------------------------------------------------------
      3) Filing Party:

      --------------------------------------------------------------------------
      4) Date Filed:

                              CONGOLEUM CORPORATION
                                  P.O. Box 3127
                          Mercerville, New Jersey 08619
                               -------------------

                       NOTICE OF ANNUAL MEETING TO BE HELD
                                   MAY 5, 1999
                               -------------------

TO THE STOCKHOLDERS OF
CONGOLEUM CORPORATION

      Notice is hereby given that the Annual Meeting of the Stockholders (the "Annual Meeting") of Congoleum Corporation (the "Company") will be held in the Long Lane Room, 2nd Floor, The First National Bank of Boston, 100 Federal Street, Boston, Massachusetts on Wednesday, May 5, 1999 at 10:00 A.M. local time, for the following purposes:

      1. To elect three Class C directors who will hold office until the Annual Meeting of Stockholders in 2002 and until their successors are duly elected and qualified.

      2. To transact any other business that may properly come before the Annual Meeting or any adjournment thereof.

      The close of business on March 19, 1999 has been fixed as the record date for determining the stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

      It is desirable that the stock of the Company should be represented as fully as possible at the Annual Meeting. Please sign, date and return the accompanying proxy in the enclosed envelope, which requires no postage if mailed in the United States. If you should attend the Annual Meeting, you may vote in person, if you wish, whether or not you have sent in your proxy.

                                      By Order of the Board of Directors
                                      CONGOLEUM CORPORATION

                                      Howard N. Feist III
                                      Secretary

Mercerville, New Jersey
March 24, 1999

                                 PROXY STATEMENT

      This proxy statement is furnished in connection with the solicitation, by and on behalf of the Board of Directors of Congoleum Corporation (the "Company"), of proxies to be used in voting at the Annual Meeting of Stockholders (the "Meeting") of the Company to be held on May 5, 1999 in the Long Lane Room, 2nd Floor, The First National Bank of Boston, 100 Federal Street, Boston, Massachusetts at 10:00 A.M. local time, and at any adjournments thereof. The principal executive offices of the Company are located at 3705 Quakerbridge Road, Mercerville, New Jersey 08619. The cost of preparing and mailing the notice, proxy statement and proxy will be paid by the Company. It is expected that the solicitation of proxies will be by mail only, but may also be made by personal interview, mail, telephone or telegraph by directors, officers or employees of the Company. The Company will request banks and brokers holding stock in their names or custody, or in the names of nominees for others, to forward copies of the proxy material to those persons for whom they hold such stock and to request authority for the execution of proxies and, upon request, will reimburse such banks and brokers for their out-of-pocket expenses incurred in connection therewith. This proxy statement and the accompanying proxy card were first mailed to stockholders on or about April 1, 1999.

      Proxies in the accompanying form, properly executed and duly returned to the Company and not revoked, will be voted at the Meeting (including adjournments). Where a specification is made by means of the ballot provided in the proxies regarding any matter presented to the Meeting, such proxies will be voted in accordance with such specification. If no instructions are specified in a signed proxy with respect to the matters being voted upon, the shares represented by such proxy will be voted (i) FOR the election of the nominees for director listed below, and (ii) in the discretion of the proxy holder as to other matters that may properly come before the Meeting. Proxies indicating stockholder abstentions will be counted for purposes of determining whether there is a quorum at the Meeting, but will not be voted in the election of directors, and, therefore, will have no effect on the determination of the outcome of the votes on these matters. Shares represented by "broker non-votes" (i.e., shares held by brokers or nominees that are represented at the Meeting but with respect to which the broker or nominee is not empowered to vote on a particular proposal) will be counted for purposes of determining whether there is a quorum at the Meeting, but will not be voted in the election of directors and, therefore, will have no effect on the determination of the outcome of the votes on these matters.

      Any stockholder giving a proxy in the accompanying form retains the power to revoke it at any time prior to the exercise of the powers conferred thereby by filing a later dated proxy, by notice of revocation filed in writing with the Secretary of the Company or by voting the shares subject to such proxy in person at the Meeting. Attendance at the Meeting in person will not be deemed to revoke the proxy unless the stockholder affirmatively indicates at the Meeting an intention to vote the shares in person.

      On March 19, 1999, there were 4,308,260 shares of the Company's Class A common stock and 4,676,050 shares of the Company's Class B common stock outstanding. Only stockholders of record at the close of business on that date are entitled to notice of and to vote at the Meeting or any adjournment thereof, and those entitled to vote will have one vote for each share of Class A common stock held and two votes for each share of Class B common stock held.

      A copy of the Annual Report of the Company for the fiscal year ended December 31, 1998 is enclosed with this proxy statement.

      A quorum for the Meeting will consist of the holders of a majority of the stock entitled to vote at the Meeting. A plurality of the shares represented at the Meeting at which a quorum is present and voting is required to elect directors and any other matters that may properly come before the Meeting, except as otherwise required by the laws of Delaware.

            PROPOSAL 1 - ELECTION OF DIRECTORS; SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The Board of Directors of the Company is divided into three classes, as nearly equal in size as possible, with staggered terms of three years which expire at successive Annual Meetings of Stockholders. The accompanying proxy will be voted for the election of the nominees named in Class C below unless otherwise instructed. The term of those Class C directors elected at this Meeting will expire at the Annual Meeting of Stockholders held in 2002 upon the election and qualification of their successors. Should any person named below be unable or unwilling to serve as a director, persons acting under the proxy intend to vote for such other person as management may recommend. Each nominee is currently a director of the Company. The persons named in the accompanying proxy intend to vote for the election of the nominees identified below unless authority to vote for one or more of such nominees is specifically withheld in the proxy. The Board of Directors is informed that all the nominees are willing to serve as directors, but if any of them should decline to serve or become unavailable for election as a director at the Meeting, an event which the Board of Directors does not anticipate, the persons named in the proxy will vote for such nominee or nominees as may be designated by the Board of Directors unless the Board of Directors reduces the number of directors accordingly.

      The following table sets forth the name, age and principal occupation of each of the nominees for election as director (all of whom currently serve as directors), and each current director in the classes continuing in office, and the period during which each has served as a director of the Company and when such term expires. The tables, together with the accompanying text and footnotes, also set forth the holdings of each director of the Company and of each person nominated to become a director of the Company, as of March 19, 1999.

(a)      Security Ownership of Nominees and Directors

      Name, Age, Principal Occupation                                     Shares of Common Stock                   Percent of
          During the Past 5 Years               Director    Term         Owned Beneficially as of    Percent of     Combined
              and Directorships                  Since     Expires            March 19, 1999            Class     Voting Power
              -----------------                  -----     -------       ------------------------    ----------   ------------
Nominees for Director
Class C
-------

Roger S. Marcus
    Age 53.  Chairman of the Board, Chief
    Executive Officer and President of the
    Company.  Chairman of the Board, Chief
    Executive Officer and Director of
    American Biltrite.                           1993        1999           4,395,605(1)(2)(3)(4)     94.0%          64.4%
                                                                              120,000(5)               2.7%           *

John N. Irwin III
    Age 45.  Managing Director of Hillside
    Capital Incorporated.                        1986        1999             213,340(1)(6)            4.6%           3.1%

Cyril C. Baldwin, Jr.
    Age 71.  Chairman of the Board of
    Cambrex Corporation, Director of Church
    & Dwight.                                    1995        1999               2,000                  *              *

Incumbent Directors
Class B
-------

Mark N. Kaplan, Esq.
    Age 69.  Partner of Skadden, Arps,
    Slate, Meagher & Flom LLP, Attorneys.
    Director of American Biltrite, Grey
    Advertising Inc., DRS Technologies,
    Inc., REFAC Technology Development
    Corporation, Volt Information Sciences,
    Inc., Movie Fone, Inc., and
    Autobytel.com, Inc.                          1995        2001               1,000                  *              *

Richard G. Marcus
    Age 51.  Vice Chairman of the Company.
    Director, President, and Chief
    Operating Officer of American Biltrite.      1993        2001           4,395,605(1)(2)(3)(4)(7)  94.0%          64.4%
                                                                              120,000(5)               2.7%           *
David N. Hurwitz
    Age 63.  Former President and Chief
    Executive Officer of Goodson Newspaper
    Group.                                       1995        2001                  --                  *              *

Class A
-------

William M. Marcus
    Age 61.  Director, Executive Vice
    President, and Treasurer of American
    Biltrite.                                    1993        2000           4,395,605(1)(2)(3)(4)     94.0%          64.4%

C. Barnwell Straut
    Age 73.  Managing Director of Hillside
    Capital Incorporated.                        1986        2000               7,000                  *              *

-----------------------
      *Less than 1%

(1) The shares of Class B common stock are convertible into an equal number of shares of Class A common stock without the requirement of any further action upon their sale or other transfer by Hillside Capital or American Biltrite Inc. ("American Biltrite") to a person or entity other than one of its affiliates. In addition, shares of Class B common stock may be converted into an equal number of shares of Class A common stock at any time at the option of the holders thereof and shall be converted into an equal number of shares of Class A common stock upon the adoption of a resolution to such effect by a majority of the entire Board of Directors of the Company and the holders of a majority of the outstanding shares of Class B common stock voting as a separate class. In the event of a "change in control" of American Biltrite, all of its shares of Class B common stock shall be automatically converted into an equal number of shares of Class A common stock without the requirement of any further action.
(2) Refers to the shares of Class B common stock shown as owned of record by American Biltrite with respect to which each of the named individuals may be deemed to be the beneficial owner. Each of the named individuals is a director of the Company and a director, officer and stockholder of American Biltrite. Each of the named individuals disclaims beneficial ownership of such shares. The address of each of the named individuals is c/o American Biltrite Inc., 57 River Street, Wellesley Hills, MA 02481.
(3) A majority of the outstanding shares of American Biltrite are beneficially owned by Natalie S. Marcus, Cynthia S. Marcus and the named individuals, who have identified themselves as persons who have in the past taken, and may in the future take, actions which direct or cause the direction of the management of American Biltrite and their voting of shares of American Biltrite in a manner consistent with each other, and who therefore may be deemed to constitute a "group" within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934. Natalie S. Marcus is the mother of Roger S. Marcus and Richard G. Marcus and the aunt of William M. Marcus. Cynthia S. Marcus is the wife of William M. Marcus.
(4) Richard G. Marcus and Roger S. Marcus are brothers and William M. Marcus is their cousin.
(5) Refers to the shares of Class A common stock issuable upon the exercise of options which are currently exercisable or exercisable within 60 days of March 19, 1999.
(6) Refers to the shares of Class B common stock shown as owned of record by Hillside Capital Incorporated ("Hillside Capital") with respect to which Mr. Irwin may be deemed the beneficial owner. Mr. Irwin is a director of the Company and a director and officer of Hillside Capital and indirectly owns a majority of the issued and outstanding shares of its capital stock. Mr. Irwin disclaims beneficial ownership of such shares. The address of Mr. Irwin is c/o Brookside International Incorporated, 80 Field Point Road, 3rd Floor, Greenwich, CT 06830.
(7) In February 1996, Mr. Richard G. Marcus entered into a settlement agreement in the form of a consent decree with the Securities and Exchange Commission (the "Commission") in connection with the Commission's investigation covering trading in American Biltrite Inc.'s Common Stock by an acquaintance of Mr. Marcus. Mr. Marcus, without admitting or denying the Commission's allegations of securities laws violations, agreed, among other things, to the entry of a permanent injunction against future violations of Section 10(b) and Rule 10b-5 of the Securities Exchange Act of 1934.

(b)   Security Ownership of Certain Beneficial Owners and Management

      The following table sets forth the number of shares of Class A common stock and Class B common stock beneficially owned by (a) each person who owns of record, or is known by the Company to own beneficially, more than 5% of the Company's Class A common stock and/or Class B common stock, (b) each person who is named in the Summary Compensation Table hereinafter set forth as an executive officer as of December 31, 1998 and (c) all executive officers and directors of the Company as a group.

                                                                           Shares of
                                                                          Common Stock                               Percent of
          Name, and Address                        Title               Owned Beneficially        Percent of           Combined
        of Beneficial Owners                     of Class             As of March 19, 1999         Class            Voting Power
        --------------------                  -----------------       --------------------     --------------       ------------
American Biltrite Inc.                             Class B                  4,395,605(1)             94.0%             64.4%
57 River Street
Wellesley Hills, MA  02481

Berger Associates, Inc.                            Class A                    363,300(2)(3)           8.4%              2.7%
210 University Boulevard, Suite 900
Denver, CO  80206

David L. Babson & Co. Inc.                         Class A                  1,002,800(3)(4)          23.3%              7.3%
One Memorial Drive
Cambridge, MA  02142

The TCW Group, Inc.                                Class A                    468,100(3)(5)          10.9%              3.4%
865 South Figueroa Street
Los Angeles, CA  90017

Clark Estates, Inc.                                Class A                    389,200(6)              9.0%              2.8%
30 Wall Street
New York, NY  10005

U.S. Bancorp                                       Class A                    274,500(7)              6.4%              2.0%
United States National Bank of Oregon
111 S.W. Fifth Avenue
Portland, OR  97204

Babson Enterprise Fund, Inc.                       Class A                    279,800(3)(8)           6.5%              2.0%
BMA Tower, 12th Floor
700 Karnes Blvd.
Kansas City, MO  64108-3306

Marvin Schwartz                                    Class A                    375,000(9)              8.7%              2.7%
c/o Neuberger & Berman, LLC
605 Third Avenue
New York, NY  10158-3698

Neuberger & Berman, LLC                            Class A                    487,700(3)(10)         11.3%              3.6%
605 Third Avenue
New York, NY  10158-3698

Roger S. Marcus(11)                                Class A                    120,000(12)             2.7%              *
                                                   Class B                  4,395,605(1)             94.0%             64.4%

Robert N. Agate(11)                                Class A                      1,850                 *                 *

Howard N. Feist III(11)                            Class A                      1,177                 *                 *

Dennis P. Jarosz(11)                               Class A                      2,500                 *                 *

Peter J. Rohrbacher(11)                            Class A                         --                 *                 *

All directors and executive officers               Class A                    258,550(13)             5.7%              1.9%
as a group (16 persons)                            Class B                  4,608,945                98.6%             67.5%

-----------------------

      *Less than 1%
(1) Represents shares of Class B common stock held of record by American Biltrite. See footnote 2 to the table above for a description of the persons who may be deemed to be the beneficial owners of these shares.
(2) Berger Associates, Inc. is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940 and is considered the "beneficial owner" in the aggregate of 363,300 shares of Class A common stock. Kansas City Southern Industries, Inc. is a parent holding company as defined by Section 240.13d-1(b)(1)(ii)(G) of the Securities Exchange Act of 1934 and owns 100% of Berger Associates, Inc. but disclaims beneficial ownership of all of the shares of Class A common stock beneficially owned by Berger Associates, Inc. The address of Kansas City Southern Industries, Inc. is 114 West 11th Street, Kansas City, Missouri 64105.
(3) Based on information contained in a Schedule 13G filed with the Commission which indicates that such shares were acquired solely for investment purposes as of December 31, 1998.
(4)   David L. Babson & Co. Inc. is an investment adviser registered under
      Section 203 of the Investment Advisers Act of 1940, and is considered "beneficial owner" in the aggregate of 1,002,800 shares of Class A common stock.
(5) The TCW Group, Inc. (through certain wholly owned subsidiaries TCW Asset Management Company and The Trust Company of the West) is considered the "beneficial owner" in the aggregate of 468,100 shares of Class A common stock. TCW Asset Management Company is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940 and The Trust Company of the West is a bank as defined in Section 3(A)(6) of the Securities Exchange Act of 1934. Mr. Robert Day is an individual who may be deemed to control the TCW Group, Inc. The address of Mr. Day is 200 Park Avenue, Suite 2200, New York, New York 10166.
(6) Clark Estates, Inc. is a New York corporation which provides management and administrative services relating primarily to financial matters for several individual members of the Clark family and to certain institutional and trust accounts affiliated with the Clark family, and is considered "beneficial owner" in the aggregate of 389,200 shares of Class A common stock.
(7) U.S. Bancorp (together with certain wholly owned subsidiaries, Qualivest Capital Management and United States National Bank of Oregon) is considered "beneficial owner" in the aggregate of 274,500 shares of Class A common stock based on information contained in a Schedule 13G filed with the Commission as of December 31, 1997. U.S. Bancorp is a national bank as defined in Section 3(A)(6) of the Securities Exchange Act of 1934.
(8) Babson Enterprise Fund, in its capacity as an investment company, may be deemed the beneficial owner of 279,800 shares of Class A common stock of the Company, the shares of which are owned by shareholders of the Fund.
(9) Based upon information contained in Schedule 13D filed with the Commission as of July 28, 1998. Marvin Schwartz is the "beneficial owner" in the aggregate of 375,000 shares of Class A common stock. Mr. Schwartz, is a principal of Neuberger & Berman, LLC, but these shares are held individually by Mr. Schwartz and others and Neuberger & Berman, LLC has no voting or dispositive power regarding these shares.
(10)  Neuberger & Berman, LLC is a registered broker/dealer registered under
      Section 15 of the Securities Exchange Act of 1934 and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, and is considered the "beneficial owner" in the aggregate of 487,700 shares of Class A common stock.
(11) The address of each of the Chief Executive Officer and certain other executive officers is c/o Congoleum Corporation, 3705 Quakerbridge Road, P.O. Box 3127, Mercerville, New Jersey 08619.
(12) Includes 120,000 shares of Class A common stock issuable upon the exercise of options which are currently exercisable or exercisable within 60 days of March 19, 1999.
(13) Includes an aggregate of 240,000 shares issuable upon the exercise of options which are currently exercisable or exercisable within 60 days of March 19, 1999.

(c)   Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and the beneficial owners of more than 10 percent of the Class A common stock to file reports of ownership and changes in ownership of their equity securities of the Company. Directors and executive officers of the Company and such beneficial owners file such reports with the Commission and the New York Stock Exchange. Directors and executive officers and such beneficial owners are required to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely upon a review of the copies of Forms 3, 4 and 5 and amendments thereto received by the Company, and written representations from certain directors and executive officers and such beneficial owners of the Company that no Forms 5 were required for such persons, the Company believes that all Section 16(a) filing requirements applicable to its directors and executive officers and such beneficial owners were complied with during 1998.

                      DIRECTOR COMPENSATION AND COMMITTEES

      During 1998, the Board of Directors of the Company held four meetings. Each director attended at least 75% of the aggregate of all meetings of the Board of Directors plus the total number of meetings of all committees of the Board on which he serves. Each director who is not an officer and employee of the Company or American Biltrite received a director's fee of $10,000 per year and $1,250 for each Board meeting and each Audit Committee meeting attended during 1998. For 1999, these fees have been increased to $15,000 per year and $2,000 for each Board Meeting and each Audit Committee Meeting attended.

      Directors may elect to defer the receipt of all or a part of their fees. Amounts so deferred earn interest, compounded quarterly, at a rate equal to the Bank of Boston base rate at the end of each quarter.

      The Company has an Audit Committee consisting of three members, all of whom are non-employee directors. The Audit Committee recommends engagement of the independent auditors, considers the fee arrangement and scope of the audit, reviews the financial statements and the independent auditors' report, reviews the activities and recommendations of the Company's internal auditors, considers comments made by the independent auditors with respect to the Company's internal control structure, and reviews internal accounting procedures and controls with the Company's financial and accounting staff. During 1998, the Audit Committee held three meetings. The members of the Audit Committee are David N. Hurwitz, Chairman, Cyril C. Baldwin, Jr. and Mark N. Kaplan.

      The Company has a Compensation Committee consisting of three members, all of whom are non-employee directors. The Compensation Committee is responsible for making recommendations to the Board concerning executive compensation including base salaries, bonuses and criteria for their award, stock option plans, stock option grants, health and life insurance and other benefits. The Compensation Committee met one time during 1998. The members of the Compensation Committee are Mark N. Kaplan, Chairman, Cyril C. Baldwin, Jr. and David N. Hurwitz. The Company does not have a Nominating Committee.

                          COMPENSATION COMMITTEE REPORT

Overall Policy

      The Company's executive compensation program is designed to reflect both corporate performance and individual responsibilities and performance. The Compensation Committee administers the Company's overall compensation strategy in an attempt to relate executive compensation appropriately to the Company's overall growth and success and to the executive's duties and demonstrated abilities. The objectives of this strategy are to attract and retain the best possible executives, to motivate these executives to achieve the Company's business goals and to provide a compensation package that recognizes individual contributions as well as overall business results.

      Each year the Compensation Committee conducts a review of the Company's executive compensation. This review includes consideration of the relationship between an executive's current compensation and his current duties and responsibilities; the compensation of executive officers with similar duties and responsibilities; and inflationary trends. The annual compensation reviews permit an ongoing evaluation of the relationship between the size and scope of the Company's operations, its performance and its executive compensation. The Compensation Committee also considers the legal and tax effects (including without limitation the effects of Section 162(m) of the Internal Revenue Code of 1986, as amended) of the Company's executive compensation program in order to provide the most favorable legal and tax consequences for the Company and its executive officers.

      The Compensation Committee determines the compensation of the individuals whose compensation is detailed in this proxy statement and sets policies for and reviews the compensation awarded to the most highly compensated corporate executives. This process is designed to provide consistency throughout the executive compensation program. In reviewing the individual performance of the executives whose compensation is detailed in this proxy statement, the Compensation Committee takes into account the views of Roger S. Marcus, the Company's Chief Executive. Because Mr. Marcus provides his services to the Company pursuant to a Personal Services Agreement between the Company and American Biltrite Inc., the Compensation Committee does not review Mr. Marcus' compensation, which is administered by the disinterested directors of the Board as a whole.

      The key elements of the Company's executive compensation consist of base salary, annual bonus and stock options. The Compensation Committee's policies with respect to each of these elements are discussed below. In addition, although the elements of compensation described below are considered separately, the Compensation Committee takes into account the full compensation package afforded by the Company to the individual, including pension benefits, insurance and other benefits, as well as the program described below.

Base Salaries

      Base salaries for executive officers are determined by considering historical salaries paid by the Company to officers having certain duties and responsibilities and then evaluating the current responsibilities of the position, the scope of the operations under management and the experience of the individual. Annual salary adjustments are determined by evaluating on an individual basis new responsibilities of the executive's position, changes in the scope of the operations managed, the performance of such operations, the performance of the executive in the position and annual increases in the cost of living.

Annual Bonus

      The Company's executive officers are eligible for an annual cash bonus. Annual bonuses are determined on the basis of corporate performance. The most significant corporate performance measure for bonus payments is earnings of the Company. In determining annual bonuses, the Compensation Committee also considers the views of Mr. Marcus as Chief Executive Officer and discusses with him the appropriate bonuses for all executives.

Stock Options

      Under the Company's 1995 Stock Option Plan, stock options may be granted to the Company's executive officers. The Compensation Committee sets guidelines for the size of stock option awards based on factors similar to those used to determine base salaries and annual bonus. Stock options are designed to align the interests of executives with those of the stockholders.

      Under the 1995 Stock Option Plan, stock options are typically granted with an exercise price equal to the market price of the Company's Class A common stock on the date of grant and vest over time. This approach is designed to encourage the creation of stockholder value over the long term since the full benefit of the compensation package cannot be realized unless stock price appreciation occurs over time.

      During 1998, stock options previously granted to employees (other than Roger S. Marcus and Richard G. Marcus) were repriced at the then current market price and made subject to a new vesting schedule pursuant to which the repriced options would vest in annual installments equal to 20% of the total options granted on each of the first five anniversaries of the date the repriced options were granted. In exchange for the repriced options, the option holders were required to surrender the options previously granted to them. The total number of repriced options granted was equal to the total number of previously granted options surrendered. The Compensation Committee believes that stock options are a valuable tool in incentivizing and retaining employees, but recognized that the existing grants were of limited effectiveness given their exercise prices in relation to the market price of the Company's common stock. In reaching the decision to reprice, the Compensation Committee considered the views of Roger S. Marcus, as well as a report from an outside compensation expert. The Compensation Committee did not reprice options previously granted to Roger S. Marcus and Richard G. Marcus because it felt such repricing was unnecessary in view of their somewhat different circumstances.

Conclusion

      Through the programs described above, a significant portion of the Company's executive compensation is linked directly to individual and corporate performance. The Compensation Committee intends to continue the policy of linking executive compensation to corporate and individual performance, recognizing that the ups and downs of the business cycle from time to time may result in an imbalance for a particular period.

                                             COMPENSATION COMMITTEE

                                             Mark N. Kaplan, Chairman
                                             Cyril C. Baldwin, Jr.
                                             David N. Hurwitz

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The members of the Compensation Committee during 1998 were Mark N. Kaplan, Cyril C. Baldwin, Jr. and David N. Hurwitz, none of whom is or was at any time during 1998 an officer or employee of the Company. Mark N. Kaplan is a partner in Skadden, Arps, Slate, Meagher & Flom LLP, a law firm retained by the Company in 1998 and proposed to be retained in 1999. Mr. Kaplan is also a director of American Biltrite.

                             EXECUTIVE COMPENSATION

      The table that follows sets forth information concerning the compensation earned by or paid to the Company's Chairman of the Board and Chief Executive Officer and the Company's four other most highly compensated executive officers for services rendered to the Company in all capacities during each of the last three years. The table also identifies the principal capacity in which each of the named executives served the Company during 1998.

                           SUMMARY COMPENSATION TABLE

                                                                                    Long-Term
                                                                                   Compensation
                                          Annual Compensation                      ------------
                                          -------------------                  Securities Underlying            All Other
Name and Principal Position          Year      Salary ($)     Bonus ($)         Options (Shares)(1)         Compensation ($)(2)
---------------------------          ----      ----------     ---------         -------------------         -------------------
Roger S. Marcus                        1998         *             *                  50,000                          *
   Chairman, President and Chief       1997         *             *                      --                          *
   Executive Officer                   1996         *             *                      --                          *

Robert N. Agate                        1998    153,553          50,000               15,000                        7,708
   Executive Vice President            1997    148,074          30,000                5,000                        8,913
                                       1996    142,083          60,000                   --                        7,132

Howard N. Feist III                    1998    153,833          50,000               15,000                        7,723
   Senior Vice President - Finance     1997    148,393          30,000                5,000                        8,933
   and Chief Financial Officer         1996    142,833          60,000                   --                        7,170

Dennis P. Jarosz                       1998    148,600          50,000               15,000                        7,443
   Senior Vice President -             1997    142,966          30,000                5,000                        8,606
   Marketing                           1996    137,500          60,000                6,500                        6,858

Peter J. Rohrbacher                    1998    148,270          50,000               15,000                        7,443
   Senior Vice President -             1997    138,783          30,000                5,000                        8,354
   Research and Engineering            1996    123,148          60,000                   --                        6,182

------------------
(1) With the exception of options granted to Roger S. Marcus, 1998 options grants shown represent repriced options granted in exchange for the surrender of an equal number of previously granted options. Repriced options will vest based upon the date of repricing. Option grants shown for 1996 and 1997 for each officer were surrendered for an equal number of repriced options in 1998 and are included in the 1998 aggregate total.
(2) Amounts shown for each officer consist of amounts contributed by the Company to the Company's 401(k) Plan for the designated fiscal year that are allocated to such officer.
(*) Pursuant to the terms of a Personal Services Agreement between American Biltrite and the Company, American Biltrite agreed that Roger S. Marcus would devote substantially all of his business time to serving as Chief Executive Officer of the Company and Richard G. Marcus would serve as Vice Chairman of the Company. In consideration of this agreement, the Company agreed to pay American Biltrite a personal services fee and a contingent incentive fee, conditioned upon the attainment of financial and business objectives as determined by the Board of Directors of the Company. The Company paid $1,265,000, $1,030,000, and $1,291,000 in personal services and incentive fees for the years ended December 31, 1996, 1997 and 1998, respectively. The Company also granted options for 50,000 shares each to Roger S. Marcus and Richard G. Marcus in 1998.

                             1995 STOCK OPTION PLAN

      The Company's 1995 Stock Option Plan became effective upon the consummation of the Company's initial public offering in February 1995. Pursuant to the 1995 Stock Option Plan, certain directors, employees and officers of the Company may be given the opportunity to acquire shares of Class A common stock through the grant of options. Such options may be either incentive stock options within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified stock options. A maximum of 550,000 shares of Class A common stock were originally authorized for issuance with respect to options granted under the 1995 Stock Option Plan, subsequently increased to 800,000 in 1997. The material features of the 1995 Stock Option Plan are described below.

      The purpose of the 1995 Stock Option Plan is to promote the long-term success of the Company by providing financial incentives to key employees who are in positions to make significant contributions toward success. The 1995 Stock Option Plan is designed to attract individuals of outstanding ability to employment with the Company, to provide key employees with a proprietary interest in the Company, and to encourage such employees to continue their employment with the Company and to render superior performance during such employment.

      The 1995 Stock Option Plan is administered by the Compensation Committee of the Board of Directors, which has authority to determine the employees to whom awards will be granted, the form and amount of the awards, the dates of grant, vesting periods, and other terms of each award.

      The 1995 Stock Option Plan provides for both incentive stock options, as defined in Section 422 of the Code, and nonqualified stock options. All options are granted at an exercise price per share equal to not less than 100% of the fair market value of the Class A common stock on the date the option is granted. The Company receives no consideration upon the granting of an option. Full payment of the option exercise price must be made by the optionee when an option is exercised. The exercise price may be paid in cash or in such other form as the Company may approve, including shares of Class A common stock valued at their fair market value on the date of option exercise. The proceeds received by the Company from the sale of shares under the 1995 Stock Option Plan are used for general corporate purposes. Options granted under the 1995 Stock Option Plan are not exercisable sooner than 12 months after the date of grant, vest incrementally over a five-year period, and are not exercisable later than 10 years after the date of grant. Options are not transferable by the holder other than by will or applicable laws of descent and distribution.

      The grant of an incentive stock option generally has no immediate federal income tax consequences to the Company or the holder. If the holder of the incentive stock option sells the shares of Class A common stock received on the exercise thereof more than two years after the date the incentive stock option was granted to the holder and more than one year after the date of exercise of the incentive stock option, the difference between the sale proceeds and the exercise price of the option will be eligible for long-term capital gain or loss treatment. In such event, no amount will be taxable as ordinary income and the Company will not be entitled to a deduction for federal income tax purposes.

      However, in general, the difference between the fair market value of the Class A common stock on the date of exercise and the exercise price will be included in the holder's alternative minimum taxable income for alternative minimum tax purposes. Whether or not a holder of such an option would be subject to alternative minimum tax depends on such individual's particular tax situation. If the holder disposes of the shares of Class A common stock acquired upon the exercise of an incentive stock option or applies such stock to the exercise of another option prior to the end of the holding periods described above (a "disqualifying disposition"), the difference between the fair market value of the Class A common stock on the date of exercise and the exercise price is taxable as ordinary income in the year of disposition and any excess of the amount realized on disposition over the value of the Class A common stock on the date of exercise is eligible for long-term or short-term capital gain treatment depending on how long the shares were held. If, in a disqualifying disposition, the holder sells the Class A common stock for less than its fair market value on the date he or she exercised the incentive stock option, then, generally, only the amount of the difference between the amount realized on the disposition and the purchase price will be treated as ordinary income. If the holder of an incentive stock option makes a disqualifying disposition, the Company generally will be entitled to a deduction equal to the amount treated as ordinary income to such holder for the Company's taxable year in which such holder recognizes such income.

      The grant of a nonqualified stock option has no immediate federal income tax consequences to the Company or the holder. The exercise of a nonqualified stock option will require the holder to include in the holder's gross income the amount by which the fair market value of the acquired shares on the exercise date (or, in the case of certain employees who are officers or directors subject to the profit recapture provisions of Section 16(b) of the Securities Exchange Act of 1934, in certain circumstances thereafter) exceeds the exercise price. An officer or director may avoid this six-month deferral provision by electing under Section 83(b) of the Code to realize the income with respect to the exercise of the option at the time of exercise.

      The Company is required by the Code to withhold income and employment taxes from the employee's wages or to receive a payment from the employee to provide for the taxes on the ordinary income which is considered to have been paid in shares of Class A common stock to the holder upon exercise of the option or, in the case of an employee subject to Section 16(b) of the Securities Exchange Act of 1934 who does not make a Section 83(b) election, at the end of the six-month period following such exercise.

      The Company is entitled to an income tax deduction (provided applicable withholding requirements are met) equal to the amount of ordinary income included as compensation in the gross income of the holder for the taxable year of the Company during which the holder includes such amount in the holder's income.

      The closing price of the Company's Class A common stock as reported on the New York Stock Exchange on March 3, 1999 was $6.8125 per share. There is no market for the Class B common stock (but shares of Class B common stock are convertible, on a share-for-share basis, into shares of Class A common stock under certain conditions).

      At December 31, 1998 (the end of the Company's 1998 fiscal year), options were outstanding under the 1995 Option Plan to purchase an aggregate of 626,000 shares of Class A common stock.

                                         OPTION GRANTS IN FISCAL YEAR 1998

                                                  Individual Grants
                             ---------------------------------------------------------    Potential Realizable Value at
                              Number of       Percent of                                     Assumed Annual Rates of
                             Securities         Total                                        Stock Price Appreciation
                             Underlying        Options       Exercise or                        for Option Term(2)
                               Options        Granted in      Base Price    Expiration   -------------------------------
           Name              Granted#(1)    Fiscal Year(1)   (per share)       Date            5%                10%
           ----              -----------    --------------   -----------     --------    --------------     ------------
    Roger S. Marcus             50,000           15.2%           $9.00       11/17/08          $283,003        $717,184
    Robert N. Agate             15,000            4.6%            9.00       11/17/08            84,901         215,155
    Howard N. Feist III         15,000            4.6%            9.00       11/17/08            84,901         215,155
    Dennis P. Jarosz            15,000            4.6%            9.00       11/17/08            84,901         215,155
    Peter J. Rohrbacher         15,000            4.6%            9.00       11/17/08            84,901         215,155

(1) All options granted in fiscal year 1998 were granted pursuant to the 1995 Stock Option Plan. All options granted to the named executive officers vest over five years at the rate of 20% per year beginning on the first anniversary of the date of the grant, subject to acceleration as the Compensation Committee, in its sole discretion, deems appropriate.
(2) These amounts represent certain assumed rates of appreciation which are provided for illustrative purposes only. Actual gains, if any, on stock option exercises and Class A common stock holdings are dependent on the future performance of the Class A common stock and overall stock market conditions. There is no assurance that the amounts reflected will be realized.

                                   OPTION/SAR EXERCISES AND YEAR-END VALUE TABLE

                                                                                           Value of Unexercised
                                                          Number of Unexercised            In The Money Options
                               Shares                       Options at 12/31/98                  at 12/31/98
                             Acquired on     Value    ----------------------------     ----------------------------
             Name             Exercise     Realized   Exercisable    Unexercisable     Exercisable    Unexercisable
             ----            -----------   --------   -----------    -------------     -----------    -------------
     Roger S. Marcus             --            --        90,000         110,000        $      --       $       --
     Robert N. Agate             --            --          --            15,000               --               --
     Howard N. Feist III         --            --          --            15,000               --               --
     Dennis P. Jarosz            --            --          --            15,000               --               --
     Peter J. Rohrbacher         --            --          --            15,000               --               --

      In November 1998, the Company issued repriced options in exchange for the surrender of all outstanding common stock options held by the Company's officers and employees, with the exception of Roger S. Marcus and Richard G. Marcus. The repriced options have an exercise price of $9.00 per share, which the Company deemed to be the fair market value of a share of Class A common stock on the date thereof and vest in annual installments equal to 20% of the total number of options granted on each of the first five anniversaries of the date the repriced options were granted. The Company has not repriced stock options in the past ten years, except as described above. The following table sets forth certain information concerning the repricing of the options held by any executive officer during the last ten fiscal years:

                         TEN-YEAR OPTION/SAR REPRICINGS

                                             Number of      Market Price                                      Length of
                                            Securities       of Stock at     Exercise Price                Original Option
                                            Underlying         Time of         at time of         New      Term Remaining
                                           Options/SAR's    Repricing or      Repricing or     Exercise        at Date of
                                            Repriced or       Amendment        Amendment         Price      Repricing or
Name and Principal Position      Date       Amended (#)          ($)              ($)             ($)         Amendment
---------------------------      ----       -----------    --------------     ------------     ----------    ----------
Robert N. Agate                11/17/98        10,000           9.00            13.00            9.00          6 years
    Executive Vice President   11/17/98         5,000           9.00            14.25            9.00          8 years

David W. Bushar                11/17/98         3,500           9.00            13.00            9.00          6 years
    Senior Vice President -
    Manufacturing

Howard N. Feist III            11/17/98        10,000           9.00            13.00            9.00          6 years
    Senior Vice President -    11/17/98         5,000           9.00            14.25            9.00          8 years
    Finance and Chief
    Financial Officer

Dennis P. Jarosz               11/17/98         3,500           9.00            13.00            9.00          6 years
    Senior Vice President -    11/17/98         6,500           9.00            10.63            9.00          7 years
    Marketing                  11/17/98         5,000           9.00            14.25            9.00          8 years

James K. Morando               11/17/98         1,000           9.00            13.00            9.00          6 years
    Senior Vice President -    11/17/98         1,000           9.00            10.63            9.00          7 years
    Sales                      11/17/98         1,000           9.00            14.25            9.00          8 years

Peter J. Rohrbacher            11/17/98        10,000           9.00            13.00            9.00          6 years
    Senior Vice President -    11/17/98         5,000           9.00            14.25            9.00          8 years
    Research and Engineering

Thomas A. Sciortino            11/17/98        10,000           9.00            13.00            9.00          6 years
    Senior Vice President -    11/17/98         5,000           9.00            14.25            9.00          8 years
    Administration

Merrill M. Smith               11/17/98        10,000           9.00            13.00            9.00          6 years
    Senior Vice President -    11/17/98         5,000           9.00            14.25            9.00          8 years
    Technology

                          DEFINED BENEFIT PENSION PLAN

      In addition to the remuneration set forth above, the Company maintains a tax-qualified defined benefit pension plan (the "Pension Plan") for all salaried (non-hourly) employees. The Pension Plan provides non-contributory benefits based upon years of service and average annual earnings for the 60 consecutive calendar months in which the participating employee had the highest level of earnings during the 120 consecutive calendar months preceding retirement.

      The table below sets forth certain information relating to the Pension Plan with respect to the five most highly compensated executive officers of the Company at December 31, 1998. Roger S. Marcus is not eligible to participate in the Pension Plan because he is an employee of American Biltrite.

                                                 1998                Credited
                                             Remuneration              Years
                  Name                      Covered by Plan         of Service
                  ----                      ---------------         ----------

         Roger S. Marcus                            --                  --
         Robert N. Agate                      $160,000                  17
         Howard N. Feist III                   160,000                  17
         Dennis P. Jarosz                      160,000                  26
         Peter J. Rohrbacher                   160,000                  25

      The following table is based on the present Pension Plan formula. Actual benefits will differ depending on the employee's years of service and whether the employee was previously employed by the Company or the Tile Division of American Biltrite.

      The compensation used to determine a person's benefits under the Pension Plan includes such person's salary (including amounts deferred as salary reduction contributions to any applicable tax-qualified plans maintained under Sections 401(k) or 125 of the Code) and annual bonuses. The Internal Revenue Service has limited the maximum compensation for benefit purposes to $160,000. The following table shows, for various income and service levels, the annual benefits payable under the Pension Plan, commencing at normal retirement at age
65. These benefits are presented on a five years certain and life thereafter basis.

                      APPROXIMATE ANNUAL PENSION AT AGE 65

                              Total Years of Service as a Plan Member
                 ---------------------------------------------------------------
Final Average       15           20             25           30            35
 Compensation    --------     ---------      --------     ---------     --------
-------------
   $100,000      $11,600       $15,500       $19,400       $23,300      $27,100
    125,000       15,000        20,000        25,000        30,000       35,000
    150,000       18,400        24,500        30,600        36,800       42,900
    175,000       19,700        26,300        32,900        39,500       46,000
    200,000       19,700        26,300        32,900        39,500       46,000
    225,000       19,700        26,300        32,900        39,500       46,000
    250,000       19,700        26,300        32,900        39,500       46,000

                             EMPLOYMENT ARRANGEMENTS

      Pursuant to the terms of a Personal Services Agreement dated March 11, 1993, as amended, between the Company and American Biltrite, American Biltrite agreed that Roger S. Marcus would serve as the Chief Executive Officer of the Company and in connection therewith, would devote substantially all of his time to his duties in such capacity; provided, however, that Mr. Marcus would be entitled to remain as a director and executive officer of American Biltrite. The Personal Services Agreement has an initial term of five years and has been extended for an additional five years, subject to earlier termination in the event of death, disability, cause or the termination of Mr. Marcus' affiliation with American Biltrite, and may be further extended for successive one-year periods if the parties so elect. Effective February 8, 1995, the Personal Services Agreement was amended to provide, among other things, that Richard G. Marcus will serve as Vice Chairman of the Company. For the year ended December 31, 1998, the Company paid $541,000 pursuant to the amended Personal Services Agreement and accrued $750,000 for the 1998 contingent incentive fee, which was paid in January 1999.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Pursuant to the terms of a Business Relations Agreement between the Company and American Biltrite (i) the Company granted American Biltrite the right to purchase the Company's vinyl and vinyl composition tile at a price equal to the lower of 120% of the Company's fully absorbed manufacturing costs for such tile and the lowest price paid by any of the Company's other customers and the exclusive right and license (including the right to sublicense) to distribute such tile in Canada, (ii) American Biltrite granted the Company the non-exclusive right to purchase floor tile and urethane from American Biltrite at a price equal to the lower of 120% of American Biltrite's fully absorbed manufacturing costs for such products and the lowest price paid by any of American Biltrite's other customers, (iii) the Company agreed to provide American Biltrite with data processing services for a period of 18 months following the consummation of the transactions contemplated by the Acquisition at a cost equal to American Biltrite's internally allocated costs for such data processing services immediately prior to such consummation, (iv) the Company agreed to reimburse American Biltrite for any insurance premiums retroactively imposed relating to claims against American Biltrite in connection with the business or operation of the Tile Division (other than certain specified claims) and (v) American Biltrite agreed to have its tape division supply paper slitting services to the Company at a cost equal to American Biltrite's internally allocated costs for providing such services immediately prior to the consummation of the transactions contemplated by the Acquisition. The agreements referred to clauses (i) and (ii) above terminate on the fifteenth anniversary of the date of the Business Relations Agreement, subject to renewal for successive one-year periods if the parties so elect. The agreement referred to in clause
(v) above is terminable at any time by the Board of Directors of the Company or American Biltrite. The Business Relations Agreement has an initial term of fifteen years and may be extended for successive one-year periods if the parties so elect. For the twelve months ended December 31, 1998, the Company had purchases of $7.1 million from American Biltrite and sales of $0.9 million pursuant to this Business Relations Agreement.

                       CUMULATIVE TOTAL SHAREHOLDER RETURN

      The graph that follows compares the monthly cumulative total shareholder return of the Company's Class A common stock to the monthly cumulative returns of the New York Stock Exchange Market Value Index and a Peer Group Index which includes companies in Media General Financial Services Industry Group 058 - Other Building Materials.

Measurement Period   Congoleum Corporation   MG Group Index    NYSE Market Index
------------------   ---------------------   --------------    -----------------

     02/02/95               100.00              100.00             100.00
     12/31/95                80.37              130.76             128.55
     12/31/96               103.74              145.30             154.85
     12/31/97                82.24              170.07             203.72
     12/31/98                63.55              194.10             242.41

                  RELATIONSHIP WITH INDEPENDENT PUBLIC AUDITORS

      The Board of Directors of the Company has selected Ernst & Young LLP as the Company's independent public auditors for 1999. Representatives of Ernst & Young LLP are expected to be present at the Meeting and will be given an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

                              STOCKHOLDER PROPOSALS

      Stockholder proposals intended to be presented at the year 2000 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must be received by the Company at the Company's principal executive offices by December 2, 1999. In order for stockholder proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Company at the Company's principal executive offices by February 4, 2000.

                                  OTHER MATTERS

      The management has no knowledge of any other matters which may come before the Meeting and does not itself intend to present any such other matters. However, if any such other matters shall properly come before the Meeting or any adjournment thereof, the persons named as proxies will have discretionary authority to vote the shares represented by the accompanying proxy in accordance with their best judgment.

                                             By Order of the Board of Directors
                                             CONGOLEUM CORPORATION

                                             Howard N. Feist III
                                             Secretary

Mercerville, New Jersey
March 24, 1999

|X| PLEASE MARK VOTES            REVOCABLE PROXY
    AS IN THIS EXAMPLE        CONGOLEUM CORPORATION

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                   FOR THE 1999 ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD WEDNESDAY, MAY 5, 1999

      The undersigned hereby appoints Roger S. Marcus, Richard G. Marcus and Howard N. Feist III, jointly and severally, proxies, with full power of substitution and with discretionary authority, to vote all the shares of Class A common stock, par value $.01 per share, of Congoleum Corporation, a Delaware corporation ("Congoleum"), which the undersigned is entitled to vote at the 1999 Annual Meeting of Stockholders of Congoleum to be held on Wednesday, May 5, 1999 in the Long Lane Room, 2nd Floor, The First National Bank of Boston, 100 Federal Street, Boston, Massachusetts at 10:00 A.M., local time, or at any adjournments or postponements thereof (the "Annual Meeting"), hereby revoking any proxy heretofore given:


                                               With-        For All
                               For             hold         Except
PROPOSAL 1.
ELECTION OF DIRECTORS          |_|              |_|           |_|

The nominees are:

    Roger S. Marcus    John N. Irwin III    Cyril C. Baldwin, Jr.

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IN THE ABSENCE OF SPECIFIC DIRECTIONS TO THE CONTRARY, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL LISTED ABOVE AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

      Please sign, date and return this proxy card promptly in the enclosed envelope. Please sign exactly as your name appears hereon. When shares are held by join tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                           -------------------------------------
     Please be sure to sign and date       Date
       this Proxy in the box below
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Stockholder sign above                     Co-holder (if any) sign above


--------------------------------------------------------------------------------

          [UP ARROW]   Detach above card, sign, date and   [UP ARROW]
                     mail in postage paid envelop provided.

                              CONGOLEUM CORPORATION

--------------------------------------------------------------------------------
                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------